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                                                                   EXHIBIT 23.2


                        CONSENT OF DELOITTE & TOUCHE LLP


We consent to the incorporation by reference in this Registration Statement of Anchor Gaming on Form S-8 of our report dated August 4, 1999, appearing in the Annual Report on Form 10-K of Anchor Gaming for the year ended June 30, 1999.

/ s /   DELOITTE & TOUCHE, LLP



Las Vegas, Nevada
November 16, 1999



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